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                                                                 EXHIBIT (14)(b)


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated February 15, 2000 for Van Kampen Convertible Securities Fund in the Registration Statement (Form N-14) and related Prospectus/Proxy Statement of Van Kampen Harbor Fund filed with the Securities and Exchange Commission.


/s/ ERNST & YOUNG LLP
Chicago, Illinois
May 18, 2000